UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 18, 2020 (February 11, 2020)

LSC COMMUNICATIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37729	36-4829580
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

191 N. Wacker Drive, Suite 1400, Chicago IL 60606

(Address of principal executive offices, including zip code)

(773) 272-9200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	LKSD	OTCQX

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The 2020 Long-Term Incentive Awards

On February 11, 2020, the Human Resources Committee (the “Committee”) of the Board of Directors of LSC Communications, Inc. (the “Company”) determined to grant (i) performance-based cash awards (the “Performance-Vested Awards”) under the Company’s Amended and Restated 2016 Performance Incentive Plan, as amended (the “2016 Performance Incentive Plan”) and (ii) time-based cash awards (the “Time-Vested Awards”) under the 2016 Performance Incentive Plan, in each case, to certain of the Company’s executive officers and employees. The Committee further approved the form of award agreement to be used to grant the Performance-Vested Awards, including the relevant performance metrics for the Company’s 2020 fiscal year (such award agreement, the “LTIP Performance-Vested Award Agreement”) and the form of award agreement to be used to grant the Time-Vested Awards (such award agreement, the “LTIP Time-Vested Award Agreement”) under the 2016 Performance Incentive Plan.

The foregoing description of the 2016 Performance Incentive Plan, the forms of the LTIP Performance-Vested Award Agreement and the LTIP Time-Vested Award Agreement are summaries and are qualified in their entirety by reference to the full text of such documents. A copy of the 2016 Performance Incentive Plan was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on May 23, 2017 and incorporated into this Item 5.02 by reference. The forms of the LTIP Performance-Vested Award Agreement and the LTIP Time-Vested Award Agreement are attached hereto as Exhibit 10.1 and Exhibit 10.2, respectively, and incorporated into this Item 5.02 by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

10.1	Form of the LTIP Performance-Vested Award Agreement

10.2	Form of the LTIP Time-Vested Award Agreement

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LSC Communications, Inc.

Date: February 18, 2020	By:	/s/ Suzanne S. Bettman
	Name:	Suzanne S. Bettman
	Title:	Secretary; Chief Compliance Officer; General Counsel